                                                                    EXHIBIT 23.2

                Consent of The Robinson-Humphrey Company, Inc.

        We hereby consent to the use of our firm's name and the inclusion of our opinion in the Registration Statement on Form S-4 of Health Management Associates, Inc.


                                /s/ The Robinson-Humphrey Company, Inc.

December 4, 1997                The Robinson-Humphrey Company, Inc.